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                                                                   EXHIBIT 10.10

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                      NONQUALIFIED STOCK OPTION AGREEMENT

                                    BETWEEN

                            SILVERLEAF RESORTS, INC.

                                      AND

                             JAMES B. FRANCIS, JR.





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                               TABLE OF CONTENTS

                                                                                     Page
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
RECITALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE I.
GRANT OF OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         Section 1.1.     Grant of Option . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.2.     Fair Market Value . . . . . . . . . . . . . . . . . . . .    1
         Section 1.3.     Purchase Price  . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.4.     Time for Exercise . . . . . . . . . . . . . . . . . . . .    2
         Section 1.5.     Partial Exercise  . . . . . . . . . . . . . . . . . . . .    2
         Section 1.6.     Fractional Shares . . . . . . . . . . . . . . . . . . . .    2
         Section 1.7.     Method of Exercise  . . . . . . . . . . . . . . . . . . .    2
         Section 1.8.     Termination of Option . . . . . . . . . . . . . . . . . .    2

ARTICLE II
RESTRICTIONS AND LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

         Section 2.1.     Outstanding Options . . . . . . . . . . . . . . . . . . .    3
         Section 2.2.     Effect on Other Agreements  . . . . . . . . . . . . . . .    3
         Section 2.3.     Shares as Investment  . . . . . . . . . . . . . . . . . .    3
         Section 2.4.     Reclassification, Consolidation, or Merger  . . . . . . .    4
         Section 2.5.     Limitations Upon Transfer of Option . . . . . . . . . . .    4
         Section 2.6.     Limitations Upon Transfer of Shares . . . . . . . . . . .    4
         Section 2.7.     Rights as Shareholder . . . . . . . . . . . . . . . . . .    4

ARTICLE III
ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

         Section 3.1.     Notices . . . . . . . . . . . . . . . . . . . . . . . . .    4
         Section 3.2.     Binding Effect  . . . . . . . . . . . . . . . . . . . . .    5
         Section 3.3.     Nonqualified Options  . . . . . . . . . . . . . . . . . .    5
         Section 3.4.     Incorporation of the Plan . . . . . . . . . . . . . . . .    5





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                      NONQUALIFIED STOCK OPTION AGREEMENT
                                    BETWEEN
                            SILVERLEAF RESORTS, INC.
                                      AND
                             JAMES B. FRANCIS, JR.


         This Nonqualified Stock Option Agreement (the "Option Agreement") is made between SILVERLEAF RESORTS, INC., a Texas Corporation (the "Company"), and JAMES B. FRANCIS, JR. ("Optionee") effective as of the date specified below.

                                   RECITALS:

         A. Optionee is an important and valuable Director of the Company with recognized leadership and experience, the Company deems it to be in its interest and in the interest of its shareholders to provide an incentive to Optionee by granting Optionee a proprietary interest in the Company, and the Company desires to enter into this Option Agreement with Optionee under the terms and conditions hereinafter set forth and to grant Optionee an option to purchase common shares of the Corporation; and

         B. The stock options granted hereunder are granted pursuant to the terms of the 1997 Stock Option Plan for Silverleaf Resorts, Inc., which was adopted by the Company and approved by the shareholders effective as of May 15, 1997, (the "Plan") and are intended to be Nonqualified Options as defined in the Plan and not Incentive Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the Parties agree as follows:

                                   ARTICLE I.
                                GRANT OF OPTION

         SECTION 1.1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option to purchase from it, on the terms and conditions following, all or any part of an aggregate of FORTY THOUSAND (40,000) shares of the authorized $0.01 par value common shares of the Company.

         SECTION 1.2. FAIR MARKET VALUE. The fair market value of the Company's $0.01 par value common shares on the date of this Option Agreement is EIGHTEEN AND 97/100 DOLLARS ($18.97) per share, as determined by the Company's Board of Directors pursuant to Section 7.3 of the Plan.

         SECTION 1.3. PURCHASE PRICE. The purchase price for each share purchasable hereunder shall be SIXTEEN AND NO/100 DOLLARS ($16.00).
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         SECTION 1.4.     TIME FOR EXERCISE.   Optionee may elect to exercise
the options at the times and for the number of shares indicated as follows:

         (a) On or after the date of the Company's annual shareholders' meeting to be held in the month of May, 1998, to and including the date of the Company's annual shareholders' meeting to be held in the Month of May, 1999, 13,333 shares;

         (b) On or after the date of the Company's annual shareholders' meeting to be held in the month of May, 1999, to and including the date of the Company's annual shareholders' meeting to be held in the Month of May, 2000, 13,334 shares; and

         (c) On or after the date of the Company's annual shareholders' meeting to be held in the month of May, 2000, to and including June 4, 2007 (the "Option Termination Date"), 13,333 shares.

         However, if Optionee does not purchase the full number of shares to which Optionee is entitled in either period (a) or (b) above, Optionee is permitted to purchase those remaining shares in a later period through and including the Option Termination Date in addition to those shares which Optionee may otherwise be entitled to purchase.

         SECTION 1.5. PARTIAL EXERCISE. No partial exercise of such option may be for less than 100 full shares.

         SECTION 1.6. FRACTIONAL SHARES. In no event shall the Company be required to transfer fractional shares to the Optionee.

         SECTION 1.7. METHOD OF EXERCISE. The option shall be exercised by Optionee as to all or part of the shares covered by the option by giving written notice of such exercise to the Company, specifying the number of shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. Such notice shall set forth a statement, pursuant to Section 8.8 of the Plan and Section 2.4 of this Option Agreement, that the shares are being acquired for investment.

         Subject to any applicable laws or regulations and to the terms of Sections 8.8, 11.5, and 12.1 of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to Optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise, such payment to be made in cash or by certified check or by transfer and delivery of shares of the common stock of the Company as provided in Section 7.4 of the Plan.

         SECTION 1.8. TERMINATION OF OPTION. The option and all rights granted by this Option Agreement, to the extent those rights have not been exercised, will terminate and become null and void on the sooner of:





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         (a)     Such date as is ten (10) years from the date of this Option
                 Agreement;

         (b)     The Option Termination Date as defined in Section 1.4 hereof;

         (c) The date which is three months after the date Optionee ceases to continually serve as a Director of the Company, if such cessation is by disability, retirement, or dismissal other than for cause, as defined in Section 9.4 of the Plan, provided that in the event of Optionee's cessation of directorship under such terms, Optionee may exercise such option only to the extent that Optionee was entitled to exercise it on the date of Optionee's cessation of directorship;

         (d) The date Optionee ceases to continually serve as a Director of the Company if such cessation is by voluntary termination or dismissal for cause as defined in Sections 9.3 and 9.4 of the Plan; or

         (e) The date which is one year following the death of Optionee if Optionee dies while serving as a Director of the Company or within the three-month period following the termination of such directorship if such termination was by disability, retirement, or dismissal other than for cause. In the event of Optionee's death under such terms, the person or persons to whom Optionee's rights under the option shall pass, whether by will or by the applicable laws of descent and distribution, may exercise such option pursuant to Section 8.7 of the Plan only to the extent that Optionee was entitled to exercise it on the date of Optionee's death.


                                   ARTICLE II
                          RESTRICTIONS AND LIMITATIONS

         SECTION 2.1. OUTSTANDING OPTIONS. The option granted to Optionee under this Option Agreement shall in no event be exercised while there is outstanding any option previously granted to Optionee to purchase common shares of the Company at a price higher than the option price under the option herein granted to Optionee.

         SECTION 2.2. EFFECT ON OTHER AGREEMENTS. Nothing herein contained shall be deemed to modify the terms of any other agreement between the Company and Optionee.

         SECTION 2.3. SHARES AS INVESTMENT. By accepting this option, Optionee acknowledges for Optionee, Optionee's heirs, and legatees that any and all shares purchased under this Option Agreement shall be acquired for investment and not for or with a view towards distribution, and upon the transfer of any or all of the shares subject to the option granted hereunder, Optionee, or Optionee's heirs or legatees receiving such shares, shall deliver to the Company a representation in writing that such shares are being acquired in good faith for investment and not for or with a view towards distribution.





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         SECTION 2.4.     RECLASSIFICATION, CONSOLIDATION, OR MERGER.
Adjustments to the number of shares subject to the option and the option price for them shall be proportionately adjusted, pursuant to Section 10.1 of the Plan.

         SECTION 2.5. LIMITATIONS UPON TRANSFER OF OPTION. During the lifetime of Optionee, the option and all rights granted in this Option Agreement shall be exercisable only by the Optionee, and except as Section 1.8(e) of this Option Agreement otherwise provides, the option and all rights granted under this Option Agreement shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such option or of such rights contrary to the provisions in this Option Agreement, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

         SECTION 2.6. LIMITATIONS UPON TRANSFER OF SHARES. No shares acquired by Optionee pursuant to this Option Agreement shall be sold or disposed of within six (6) months following the date of acquisition of such shares, unless either the grant of this Non-Qualified Option is approved by the Board of Directors, or a committee of the Board of Directors that is composed solely of two or more non-employee directors as defined in Rule 16b-3 of the Exchange Act, or the grant of this Non-Qualified Option is approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, or the written consent of the holders of a majority of the securities of the Company entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of the shareholders. Any attempted sale, disposal or transfer of such shares shall be without effect. All shares transferred to Optionee pursuant to the exercise of the option granted hereby shall be clearly marked with the foregoing restrictions on transfer.

         SECTION 2.7. RIGHTS AS SHAREHOLDER. Neither Optionee nor Optionee's executor, administrator, heirs, or legatees, shall be or have any rights or privileges of a shareholder of the Company in respect of the shares transferable upon exercise of the option granted under this Option Agreement, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the Optionee, or the Optionee's executor, administrator, heirs or legatees, as the case may be, has caused his name to be entered as the shareholder of record on the books of the Company.


                                  ARTICLE III
                           ADMINISTRATIVE PROVISIONS

         SECTION 3.1. NOTICES. Any notice to be given under the terms of this Option Agreement shall be addressed to the Parties as follows:





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                 If to the Company:

                                  Silverleaf Resorts, Inc.
                                  Attn: Robert E. Mead, Chief Executive Officer 1221 Riverbend Drive, Suite 120
                                  P.O.Box 358
                                  Dallas, Texas 75221

                 If to Optionee:
                                  JAMES B. FRANCIS, JR.
                                  8300 Douglas Avenue, Suite 800
                                  Dallas, Texas  75225

         Any Party may change its address by giving notice in writing, stating its new address, to the other Party as provided in the foregoing manner. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required certified and deposited (postage and certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

         SECTION 3.2. BINDING EFFECT. This Option Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

         SECTION 3.3. NONQUALIFIED OPTIONS. The options granted hereunder are intended to be Nonqualified Options as defined in the Plan.

         SECTION 3.4. INCORPORATION OF THE PLAN. The terms, conditions and limitations contained in the Plan are incorporated herein by reference and such provisions shall control to the extent they are not specifically contrary to a provision of this Option Agreement.

 EXECUTED this 31st day of July, 1997, but EFFECTIVE the 30th day of July, 1997.

                                  SILVERLEAF RESORTS, INC., the Company



                                  By:      /s/ ROBERT E. MEAD
                                           ------------------------------------
                                           ROBERT E. MEAD, Chief Executive
                                                Officer



                                  /s/ JAMES B. FRANCIS, JR.
                                  ---------------------------------------------
                                  JAMES B. FRANCIS, JR., Optionee





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